Ameristock Mutual Fund (AMSTX)
1480 Moraga Rd. #200
Moraga, CA  94556
(800) 394-5064		http://www.ameristock.com


SEMI-ANNUAL REPORT
December 31, 1997


This past year, like 1996 and 1995, has been exceptional.
Three solid 20%+ up years in a row- unprecedented. Please, please do not expect this to continue into 1998. Over the long run, the stock market appreciates by about 7-12% annually. If 1998 goes up another 7% I would be very grateful, if it goes up another 20%+, I would suggest you reconsider your positions in Ameristock and every other stock fund you own. The stock market would be wildly overvalued at that point.

In 1997 the Ameristock Mutual Fund was up 32.86% vs. 33.36% for the S&P500 and 24.50% for the average equity income fund. Not a bad showing any way you look at it.

During the year there were two down periods, during both of which Ameristock outperformed the market. One was in March when the Federal Reserve raised interest rates. The other was in October when the Asian currency crisis hit and the Hong Kong stock market went into a tail spin. To show you the extent of panic in Hong Kong I quote from the Economist magazine.

"On November 24th, a few days after the Japanese-owned Yoahan department store chain in Hong Kong went bust, word hit the street that the St. Honore Cake Shop chain was about to follow suit.
Almost instantly, St. Honore faced a run on, well, cakes. Honk Kong Chinese often give cake vouchers as gifts, and thousands of recipients were desperate to redeem their vouchers before collapse rendered them worthless. Biscuits, bread, wedding cakes, anything would do as customers mobbed the bakery counters."

Luckily, neither this cake panic nor the general meltdown in asset prices and currencies in Asia significantly hurt the United States stock market.

1997 Ameristock Mutual Fund milestones:
* Increased assets under management by over 160% to nearly $8 million.

* Broadened distribution with addition of Waterhouse to list of brokers through which people can purchase Ameristock. Others include; Jack White, DLJDirect, Pershing, Fidelity, AmeriTrade, and Datalynx. Still working on Schwab.

* Improved the risk tolerance test on our web site to make it interactive and generally made the site more graphically appealing, without sacrificing download speed.

* Paid out a .24 cents distribution on December 24th. Next distribution will be December 1998. Ameristock is switching from a semi-annual to an annual distribution payment schedule to reduce administrative and postage costs. If you counted on the July distribution and need money then, just call to sell some shares.

Enclosed with this semi-annual report is your 1099-B tax forms
(if applicable)for 1997 and a proxy vote for continuation of the Directors of Ameristock. You should have already received your 1099-DIV tax forms. I believe the Directors have done a good job of overseeing your money this past year and deserve to get reelected. Please send in your vote today.

Going forward the Ameristock Mutual Fund will be consistent in its philosophy of investing only in the largest domestic corporations and consistent in its style of combining the best of both active
(low Price/Earnings) and passive (low turnover) portfolio management. This combination has been successful in the past and I see no reason why it should not continue in to the future.

I firmly believe that computers will continue to get faster, easier to use, and even more ubiquitous (Moores law) and I believe that people are demanding greater access to communications services at decreasing prices (the law of the telecosm). Because of these laws, many firms will prosper. A few will wither away like the buggy whip makers when automobiles changed the competitive landscape. The Ameristock Mutual Fund currently owns a few of the companies changing the landscape. We also own one firm that is clearly in the bulls eye of these forces and I do not believe that its next 100 years will be as prosperous as its last 100. Therefore, sometime in 1998 Ameristock will sell this company. Unfortunately legal restrictions prevent me from disclosing it before the actual sale.

People have been asking me what are the criteria for Ameristock to sell a holding outright and not just realign it in the portfolio.
Now I have an answer: When that company is no longer one of the biggest and best, the bluest of the blue chips.

Thank you for investing in Ameristock. I'll speak to you in August 1998, please call any time if you have questions about your account, move, or just want to chat.


- Nicholas D. Gerber
December 18, 1997


             CHART SHOWING GROWTH OF $10,000 IN FUND SINCE INCEPTION

 Schedule of Investments
December 31, 1997

                                                            Market
Industry                 Company               Shares       Value

Automotive  12.4%        Chrysler              8,000     $281,500
                         Ford Motor Co.        6,410     $311,286
                         General Motors Corp.  5,120     $311,040
Broadcast & Entertainment  0.5%
                         Disney Co. (Walt)       390     $ 38,610
Capital Goods  1.7%      Boeing Co.              360     $ 17,618
                         General Electric      1,400     $102,725
Chemicals & Fertilizer  7.9%
                         Du Pont               4,900     $294,306
                         Dow Chemical          2,760     $280,140
Consumer Staples  10.9%  Eastman Kodak Co.     1,110     $ 67,224
                         Coca- Cola Co.        2,280     $152,048
                         McDonalds Corp.       2,900     $138,475
                         Philip Morris         6,810     $308,153
                         PepsiCo                 560     $ 20,300
                         Proctor & Gamble Co.  1,300     $103,756
                         Tricon Global Rest.      56     $  1,628
Diversified  0.3%        Minnesota Mining & Mfg. 260     $ 21,336
Electronics  13.1%       Hewlett Packard Co.   1,100     $ 68,613
                         IBM                   2,900     $303,413
                         Intel Corp.           4,240     $297,860
                         Lucent                3,413     $272,613
                         Raytheon Class A        263     $ 12,972
Financial Services  10.9%
                         Am. Int'l Group         240     $ 26,100
                         BankAmerica Corp.     1,740     $127,020
                         Citicorp.             1,050     $132,497
                         Federal Natl. Mtge. Assn.
                                               5,970     $340,663
                         Travelers Group       3,150     $169,706
Healthcare (Products)  9.5%
                         Abbott Labs           2,380     $155,890
                         American Home Products2,000     $153,000
                         Bristol Myers Squibb  1,620     $153,293
                         Johnson & Johnson     1,740     $114,623
                         Merck & Co.             620     $ 65,720
                         Pfizer Inc.             660     $ 49,335
Oil & Gas  4.8%          Amoco Corp.           1,050     $ 89,381
                         Chevron               1,400     $107,800
                         Exxon                 2,500     $152,969
Retailing  3.5%          Home Depot Inc.         615     $ 36,208
                         Sears Roebuck & Co.   2,500     $113,125
                         Wal-Mart Stores       2,650     $104,509
Software  0.9%           Microsoft Corp.         520     $ 67,210
Telecommunications  18.8% Ameritech Corp.      3,610     $290,605
                         Bell Atlantic Corp.   4,020     $365,820
                         BellSouth Corp.       1,850     $104,178
                         GTE Corp.             5,270     $275,358
                         AT&T Corp.            5,450     $334,153
Total Common Stocks:  95.2%
 (Cost $ 5,075,704)                                   $ 6,934,777
Bank Repurchase Agreement with Fifth Third of
     Cincinnati issued 12/31/97 due 1/2/97 fully
     colateralized by FNMA 4.99% due 2/1/07.
     (Cost $302071)    4.15%                         $    302,071
 Total Investments                                    $ 7,236,848
 Other Assets Less Liabilities  0.6%                $      46,825
 Net Assets:  100%
     Equivalent to $26.81 per share on 271,641.660
      Shares of Capital Stock Outstanding             $ 7,283,673


 * Non-Income Producing


 The accompanying notes are an integral part of the financial statements NON-AUDITED FINANCIAL STATEMENTS

 Ameristock Mutual Fund
 Statement of Assets and Liabilities
December 31, 1997


Assets:
Investment Securities at Market Value
      (Identified Cost- $5,075,704)         $    6,934,777
Cash                                  $                  1
Bank Repurchase Agreement                  $       302,071
Accounts Receivables
     Dividends                            $         17,265
     Interest                          $                42
     Fund Shares Sold                     $         41,326
Total Assets:                               $    7,295,482


Liabilities:
Accounts Payable
     Fund Shares Redeemed               $           5,553
     Other                           $                -
Accrued Management Fee                  $           6,255
          Total Liabilities:             $         11,808


Net Assets                                    $ 7,283,674


Net Assets Consist of:
Capital Paid In                            $    5,424,601
Undistributed Net Investment Income  $                -
Undistributed Net Capital Gain       $                -
Unrealized Appreciation in Value of
     Investments Based on Identified Cost- Net $1,859,073

NET ASSETS FOR 271,641.660 SHARES OUTSTANDING $ 7,283,674

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($7,283,672.87/ 271,641.660) $ 26.81




 The accompanying notes are an integral part of the financial statements NON-AUDITED FINANCIAL STATEMENTS

 Ameristock Mutual Fund
 Statement of Operations
Year Half Ended December 31, 1997



Investment Income:
     Dividends                               $      91,294
     Interest                                $      14,749
          Total Investment Income             $    106,042

Expenses:
     Management Fee                          $      33,255
     Less Waiver of Management Fee           $         -
          Total Expenses                     $      33,255
Net Investment Income                        $      72,787

Realized and Unrealized Gain on Investments
     Net Realized Gain (Loss) on Investments $      84,109
     Net Change in Unrealized Appreciation
     (Depreciation) on Investments            $    590,059
     Net Realized and Unrealized Gain (Loss)
     on Investments                           $    674,168

Net Increase (Decrease) in Net Assets
     Resulting from Operations                $    746,955



 The accompanying notes are an integral part of the financial statements NON-AUDITED FINANCIAL STATEMENTS

Ameristock Mutual Fund
Statement of Changes in Net Assets
                                   July 1, 1997 to         July 1, 1996 to
                                   31-Dec-97               30-Jun-97
From Operations:
     Net Investment Income       $    72,787             $  103,474
     Net Realized Gain (Loss)    $    84,109             $  206,443
     Net Change in Unrealized Appreciation
      (Depreciation) on Investments $590,059             $1,084,082
                                    $746,955             $1,393,999

Distributions to Shareholders:
     Net Investment Income          $(115,734)           $  (64,943)
     Capital Gains                  $(220,489)           $   (4,632)
                                    $(336,224)           $  (69,575)

From Capital Share Transactions:  (1)
     Proceeds from Shares Issued   $3,145,020            $7,303,484
     Net Asset Value of Shares Issued
     from Reinvestment of Dividend $   69,455           $   59,550
     Cost of Shares Redeemed      $(2,985,289)          $(4,270,981)
                                   $  229,186           $ 3,092,053

Net Increase in Net Assets $          639,917           $ 4,416,477
Net Assets at Beginning of Period $ 6,643,755           $ 2,227,278
Net Assets at End of Period (including
     Undistributed Net Investment Income)$7,283,672     $ 6,643,755


(1) Shares Issued (Redeemed)
     Issued                              21,195              339,364
     Issued from Reinvest Distributions   2,658                3,021
     Redeemed                          (117,224)            (194,393)
      Net Increase in Shares Outstanding  6,629              147,992




The accompanying notes are an integral part of the financial statements NON-AUDITED FINANCIAL STATEMENTS

 Ameristock Mutual Fund
 Financial Highlights


Selected Data for a Share of Common Stock
Outstanding Throughout the Period


                       July 1, 1997 to    July 1, 1996 to  August 31, 1995 to
                         31-Dec-97        June 30, 1997    June 30, 1996 (1)
Net Asset Value at
    Beginning of Period $  25.06           $  19.03           $  15.00
Net Investment Income   $   0.27           $   0.52           $   0.43
Net Gains (Losses) on Securities
 - Realized & Unrealized $  2.73           $   5.76           $   3.78
Total From Investment
     Operations         $  28.06           $  25.31           $  19.21
Dividend Distribution-
  Net Investment Income $  (1.25)          $  (0.25)          $  (0.18)
Net Asset Value at
    End of Period       $  26.81           $  25.06           $  19.03

Total Return               23.94%*            33.00%             30.76%*

Ratios/ Supplemental Data
Net Assets End of
     Period (millions)  $   7.28           $   6.64           $   2.23
Ratio of Expenses to
     Average Net Assets     0.95%              0.56%(2)           0% (1)(2)
Ratio of Net Income to
     Average Net Assets     1.07%              2.40%(3)         2.9% (1)(3)*
Portfolio Turnover Rate     14.5%*             21.5%            7.4%
Average Commission Rate (4)$0.0014         $ 0.0293


*  Annualized
(1)  From Inception of Investment Activity (8/31/95)
(2)  Ratio without management fee waiver 1.06% and 0.9% respectively
(3) Ratio without management fee waiver 1.89% and 1.47% respectively
(4)  Required by regulations issued in 1995.


 The accompanying notes are an integral part of the financial statements NON-AUDITED FINANCIAL STATEMENTS

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks.
The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.
Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis.Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


     OTHER:
Realized gains and losses are reported on an identified cost basis. Securities transactions are recorded on the trade date basis.
Interest is accrued as earned and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.
Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. During the Fund's initial year, the Advisor had also agreed to pay all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 53% of the Fund's stock is controlled by FTC & Company. 28% of the Fund's stock is controlled by DLJ-Pershing. 6% of the Fund's stock is controlled by National Financial Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
DECEMBER 31, 1997



4.)  CAPITAL STOCK AND DISTRIBUTION
At December 31, 1997, 100 million shares of capital stock
($.005 par value) were authorized, and paid-in capital amounted to $5,424,601. Transactions in common stock were as follows:

       Shares sold.............................121,195
       Shares issued to shareholders in
         reinvestment of dividends               2,658
                                               123,853
       Shares redeemed..........              (117,224)
       Net increase.................             6,629
       Shares Outstanding:
         Beginning of period................   265,013
         End of period.........................271,642

5.)  PURCHASES AND SALES OF SECURITIES
During the half year ended December 31, 1996, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $786,411 and $455,841 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1997.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31,1997 was the same as identified cost.

At December 31, 1997, the composition of unrealized appreciation
(the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                               Net Appreciation
               Appreciation	 (Depreciation)	   (Depreciation)
                $1,885,800 	   $(26,727)	      $1,859,073


8 )  DISTRIBUTIONS
During the fiscal half year ended December 31, 1997, distributions of $.42 aggregating $115,734 were declared from net investment income; $0.48 aggregating $126,781 were declared from short term capital gains; and $0.35 aggregating $93,708 were declared from long term capital gains. There were no new long long gains declared in the 20% tax bracket.


NON-AUDITED FINANCIAL STATEMENTS